UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

MOTIVE CAPITAL CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41127	98-1627112
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7 World Trade Center, 250 Greenwich St., Floor 47 New York, NY	10007
(Address of principal executive offices)	(Zip Code)

(212) 651-0200 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	MTVC U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	MTVC	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	MTVC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure with respect to the sale of an additional 1,103,318 Private Placement Warrants (as defined below) under Section 8.01 is incorporated by reference herein.

Item 8.01.	Other Events.

On December 9, 2021, Motive Capital Corp II (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Shares”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant exercisable for one Class A Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000. The Company granted the underwriters in the IPO a 45-day option to purchase an additional 4,500,000 Units (the “Over-Allotment Units”) to cover over-allotments (the “Option”), if any. On December 9, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 10,666,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Motive Capital Funds Sponsor II, LLC (the “Sponsor”) generating gross proceeds to the Company of $16,000,000.

On December 16, 2021, the Company consummated the closing of the Option, pursuant to which the underwriters purchased an aggregate of 4,137,444 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $41,374,440. On December 16, 2021, in connection with the sale of Over-Allotment Units, the Company completed a private sale of an additional 1,103,318 Private Placement Warrants to the Sponsor generating gross proceeds to the Company of $1,654,977.60. On December 16, 2021, in connection with the sale of Over-Allotment Units, the Sponsor surrendered 90,639 Class B ordinary shares, par value $0.0001 per share.

A total of $348,201,928.80, comprised of $334,546,951.20 of the proceeds from the IPO, including $11,948,105.40 of the underwriters’ deferred discount, and $13,654,977.60 of the proceeds from the Private Placement, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The Company has provided an unaudited pro forma balance sheet as of December 16, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the sale of the Private Placement Warrants on December 16, 2021, which is included in Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Unaudited Pro Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2021

MOTIVE CAPITAL CORP II

By:	/s/ Rob Heyvaert
Name:	Rob Heyvaert
Title:	Chief Executive Officer